Earnings Presentation Second Quarter 2013 July 24, 2013

Cautionary Statement This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts, assumptions, risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement. Examples of forward-looking statements include statements regarding our expectations, beliefs, plans, goals, objectives and future financial or other performance. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Except to fulfill our obligations under the U.S. securities laws, we undertake no obligation to update any such statement to reflect events or circumstances after the date on which it is made. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include: 1. Volatile interest rates-which affect, among other things, (i) the mortgage business, (ii) our ability to originate loans and sell assets at a profit, (iii) prepayment speeds and (iv) our cost of funds-could adversely affect earnings; 2. Competitive factors for mortgage loan originations could negatively affect gain on loan sale margins; 3. Competition from banking and non-banking companies for deposits and loans can affect our earnings, gain on sale margins and market share; 4. Changes in the regulation of financial services companies and government-sponsored housing enterprises and, in particular, declines in the liquidity of the secondary market for residential mortgage loan sales could adversely affect our business; 5. Changes in regulatory capital requirements or an inability to achieve or maintain desired capital ratios could adversely affect our earnings opportunities and our ability to originate certain types of loans, as well as our ability to sell certain types of assets for fair market value; 6. General business and economic conditions, including unemployment rates, movements in interest rates, the slope of the yield curve, any increase in mortgage fraud and other related criminal activity and the further decline of asset values in certain geographic markets, may significantly affect our business activities, loan losses, reserves, earnings and business prospects; 7. Repurchases and indemnity demands by mortgage loan purchasers, guarantors and insurers, uncertainty related to foreclosure procedures, and the outcome of current and future legal or regulatory proceedings could result in unforeseen consequences and adversely affect our business activities and earnings; 8. Both the volume and the nature of consumer actions and other forms of litigation against financial institutions have increased, and to the extent that such actions are brought against us, the cost of defending such suits as well as potential exposure could increase our costs of operations; 9. Our compliance with the terms and conditions of the agreement with the U.S. Department of Justice, the impact of performance and enforcement of commitments under, and provisions contained in the agreement, and our accuracy and ability to estimate the financial impact of that agreement, including the fair value of the future payments required, could accelerate our related litigation settlement expenses; 10. Our, or the Bank's, failure to comply with the terms and conditions of the Supervisory Agreement with the Federal Reserve or the Consent Order with the OCC, respectively, could result in further enforcement actions against us, which could negatively affect our results of operations and financial condition; and 11. The downgrade of the long-term credit rating of the U.S. by one or more ratings agencies could materially affect global and domestic financial markets and economic conditions, which may affect our business activities, financial condition, and liquidity. All of the above factors are difficult to predict, contain uncertainties that may materially affect actual results, and may be beyond our control. New factors emerge from time to time, and it is not possible for our management to predict all such factors or to assess the effect of each such factor on our business. Please also refer to Item 1A to Part I of our Annual Report on Form 10-K for the year ended December 31, 2012 for further information on these and other factors affecting us. Although we believe that these forward-looking statements are based on reasonable estimates and assumptions, they are not guaranties of future performance and are subject to known and unknown risks, uncertainties, contingencies and other factors. Accordingly, we cannot give you any assurance that our expectations will in fact occur or that actual results will not differ materially from those expressed or implied by such forward-looking statements. In light of the significant uncertainties inherent in forward-looking statements, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. 2 2nd Quarter 2013 Earnings Presentation

Q2 2013 Results 3 2nd Quarter 2013 Earnings Presentation $86.0 $79.7 ($94.2) $22.2 $65.8 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Net Income to Common Stockholders (in millions) • Net income applicable to common stockholders of $65.8 million, up 197% from prior quarter (PQ) but down 24% year-over year (YoY) • Q2 2013 results include: • $44.2 million of income from legal settlements • $18.2 million of income from MSR sale • Loss of $3.0 million from NPL and TDR sale • Diluted earnings per share of $1.10 • Return on average assets of 2.03% and return on average equity of 21.23% • Efficiency ratio of 65.3%, compared to 81.7% in PQ and 53.7% YoY • Tier 1 leverage ratio (Bank) of 11.00%, compared to 10.14% in PQ and 9.07% YoY • Significant improvement in credit quality • Total non-performing loans decreased by 30% from prior quarter, ALLL / NPL coverage ratio improved to 94.2% • Total troubled debt restructurings ("TDRs") decreased by 26% from prior quarter • Pipeline of active repurchase requests decreased to $115.0 million, representation and warranty reserve remained flat at $185.0 million

Summary of Financial Results 4 (1) Net servicing revenue includes net loan administration income and net gain (loss) on trading securities. (2) Excludes loans carried under the fair value option. (3) See Non-GAAP reconciliation. 2nd Quarter 2013 Earnings Presentation (in millions, except per share data) Q2 2013 Q1 2013 Q2 2012 Net Interest Income $47.1 $55.7 $75.5 Provision $31.6 $20.4 $58.4 Gain on Loan Sale $144.8 $137.5 $212.7 Net Servicing Revenue (1) $36.2 $20.4 $28.7 Net Income Applicable to Common Shareholders $65.8 $22.2 $86.0 Diluted Earnings / (Loss) per Share $1.10 $0.33 $1.47 Total Assets $12,735.0 $13,094.2 $14,368.4 Total Stockholders' Equity $1,253.7 $1,184.0 $1,178.3 Return on Average Assets 2.03% 0.65% 2.37% Return on Average Equity 21.23% 7.55% 31.09% Book Value per Common Share $17.66 $16.46 $16.50 NPLs / Gross Loans HFI 5.74% 7.79% 6.59% NPAs / Total Assets (Bank) 2.71% 3.70% 3.75% ALLL / NPLs 94.2% 78.5% 66.5% ALLL / Gross Loans HFI (2) 5.75% 6.11% 4.38% NPAs / Tier 1 Capital + Allowance for Loan Losses (3) 21.1% 30.1% 34.0% NPAs/ Loans HFI and Repossessed Assets 7.52% 9.96% 8.09% Tier 1 Leverage to Adjusted Assets Ratio 11.00% 10.14% 9.07% Total Risk Based Capital Ratio 25.01% 22.53% 17.03% Total Equity / Total Assets 9.84% 9.04% 8.20%

Condensed Income Statement 5 Totals may not foot due to rounding 2nd Quarter 2013 Earnings Presentation (in millions, except per share data) Q2 2013 Q1 2013 Q2 2012 Net interest income $47.1 $55.7 $75.5 Provision for loan losses 31.6 20.4 58.4 Net interest income after provision for loan losses 15.5 35.3 17.1 Non-interest income 220.0 184.9 240.3 Non-Interest expense 174.4 196.6 169.5 Income before federal income taxes 61.1 23.6 87.9 (Benefit) provision for federal income taxes (6.1) - 0.5 Net income 67.2 23.6 87.4 Preferred stock dividend/accretion (1.4) (1.4) (1.4) Net income applicable to common stockholders $65.8 $22.2 $86.0 Diluted Earnings per Share $1.10 $0.33 $1.47

Select Balance Sheet Items 6 (in millions) June 30, 2013 March 31, 2013 June 30, 2012 Total assets $12,735.0 $13,094.2 $14,368.4 Cash and interest earning deposits $2,704.4 $2,230.7 $1,270.4 Residential first mortgage loans 2,627.9 2,991.4 3,102.1 Second mortgage loans 180.8 112.4 127.4 Commercial real estate loans 476.5 562.9 1,075.0 Warehouse loans 676.5 750.8 1,261.4 Consumer lending (including HELOC and other) 363.8 212.3 255.8 Other commercial loans 165.5 113.5 728.4 Investment loan portfolio $4,491.2 $4,743.3 6,550.3 Loans held for sale 2,331.5 2,677.3 2,459.5 Loans repurchased with government guarantees 1,509.4 1,604.9 1,999.1 Trading Securities 50.0 170.1 169.8 Investment securities available - for- sale 92.9 169.8 424.8 Mortgage servicing rights 729.0 727.2 638.9 Totals may not foot due to rounding 2nd Quarter 2013 Earnings Presentation

7 Regulatory Capital Ratios 2nd Quarter 2013 Earnings Presentation 9.61% 9.87% 10.07% 9.31% 8.95% 8.64% 9.07% 9.31% 9.26% 10.14% 11.00% 18.55% 20.51% 19.73% 17.64% 16.64% 16.06% 17.03% 17.58% 17.18% 22.53% 25.01% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% Dec-10 Mar-11 Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Sep-12 Dec-12 Mar-13 Jun-13 Tier 1 leverage ratio Total risk-based capital ratio

Q1 2013 to Q2 2013 Income Bridge 8 2nd Quarter 2013 Earnings Presentation $22.2 $65.8 ($9.9) $1.4 ($11.2) ($3.4) $15.8 $7.3 ($11.5) $35.8 ($8.8) $0.5 $6.2 $2.0 $1.7 $12.4 $3.4 ($4.3) $6.0 ($10.0) $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 Legend: Higher income / lower expense Lower income / higher expense ($ in millions)

Primary Credit-Related Costs 2nd Quarter 2013 Earnings Presentation 9 (in millions) $58.4 $52.6 $50.4 $20.4 $31.6 $20.9 $12.5 $21.2 $16.4 $15.9 $46.0 $124.5 $25.2 $17.4 $28.9 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Provision for loan losses Asset resolution Representation and warranty reserve – change in estimate

Bank Net Interest Income and Margin 2nd Quarter 2013 Earnings Presentation (in millions) $77.2 $74.8 $75.6 $57.3 $48.7 2.37% 2.21% 2.26% 1.89% 1.72% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Net interest income Net interest margin (Bank) 10

Cost of Funds 2nd Quarter 2013 Earnings Presentation (in millions) $18.3 $17.8 $15.0 $13.5 $12.1 $27.4 $27.1 $24.8 $24.2 $24.2 $1.7 $1.8 $1.7 $1.7 $1.6 1.72% 1.73% 1.60% 1.54% 1.58% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% $0 $10 $20 $30 $40 $50 $60 $70 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Deposit interest expense FHLB interest expense Other interest expense Average funding cost 11

Note: Retail core deposits include checking accounts, savings accounts, and money market accounts. 12 Retail Core Deposits 2nd Quarter 2013 Earnings Presentation (in millions) $2,950.0 $2,795.0 $3,192.0 $3,611.0 $3,759.0 48.6% 46.1% 50.1% 58.0% 63.6% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% $0 $1,000 $2,000 $3,000 $4,000 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Retail core deposits Retail core deposits / retail deposits

$212.7 $334.4 $239.0 $137.5 $144.8 $0 $50 $100 $150 $200 $250 $300 $350 $400 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Net gain on loan sales 13 Net Gain on Loan Sales and Margin 2nd Quarter 2013 Earnings Presentation Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Fallout Adjusted Mortgage Locks (billions) $13.3 $14.0 $12.6 $9.8 $9.8 Net Margin (fallout adjusted) 1.59% 2.39% 1.90% 1.40% 1.47% Loans sales and securitizations $12.8 $13.9 $15.6 $12.8 $11.1 Net Margin (loan sales) 1.66% 2.42% 1.53% 1.07% 1.30% Gross Mortgage Locks (billions) $17.5 $18.1 $16.2 $12.1 $12.4 Mortgage Originations (billions) $12.5 $14.5 $15.4 $12.4 $10.9 (in millions)

14 Gross Mortgage Locks 2nd Quarter 2013 Earnings Presentation (in millions) $3,896.5 $4,185.6 $4,059.6 $5,316.5 $3,676.4 $3,366.4 $- $2,000 $4,000 $6,000 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13 Gross Mortgage Locks

$3,325 $3,268 $2,916 $2,339 $3,146 $9,223 $11,246 $12,441 $10,084 $7,736 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Purchase Originations Refinance Originations $1,522.9 $1,741.0 $1,521.7 $1,168.0 $887.4 $699.5 $1,314.2 $1,566.5 $1,032.5 $665.4 $10,324.6 $11,458.8 $12,268.7 $10,222.5 $9,329.2 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 HARP 2.0 Jumbo Conventional and other $751 $962 $999 $697 $575 $3,157 $4,118 $4,525 $3,201 $2,975 $8,639 $9,434 $9,833 $8,525 $7,332 $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Retail Broker Correspondent 15 Residential First Mortgage Origination Breakout $15,357 $14,514 $12,547 $12,423 2nd Quarter 2013 Earnings Presentation (in millions) (in millions) (in millions) $12,547 $14,514 $15,357 $12,423 $10,882 $10,882

16 Purchase / Refinance Mix Versus Industry 2nd Quarter 2013 Earnings Presentation 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Purchase Mix – All Channels Flagstar Purchase % Industry Purchase % 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% Q1 2008 Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009 Q4 2009 Q1 2010 Q2 2010 Q3 2010 Q4 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012 Purchase Mix by Channel Flagstar Broker Purchase % Flagstar Correspondent Purchase % Flagstar Retail Purchase % Industry Purchase % In early 2009, Flagstar closed a number of underperforming home lending centers (108 at 12/31/2008) Source: Industry data from Inside Mortgage Finance.

$58.2 $55.4 $60.5 $56.5 $24.0 $74.8 $54.1 $84.7 $89.4 $72.2 $298.6 $289.4 $254.6 $223.4 $161.7 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Non-performing loans held-for-investment Non-performing TDRs at inception but performing for less than six months Non-performing TDRs $398.9 $399.8 $369.3 $257.9 17 2nd Quarter 2013 Earnings Presentation Non-Performing Loan Breakout $431.6 (in millions)

HPI Performance for Largest State Concentrations 18 2nd Quarter 2013 Earnings Presentation 5.3% 3.2% 2.2% 2.0% 16.6% 10.4% 9.6% 6.7% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% CA MI FL US HPI Growth by State 1Q 2013 growth rate Prior year growth rate Source: Change in FHFA State House Price Indexes (Seasonally Adjusted, Purchase-Only Index, as of 2013Q1). Three largest state concentrations in Flagstar’s first mortgage portfolio

19 2nd Quarter 2013 Earnings Presentation Consumer Non-Performing Loan Portfolio $217.8 $244.6 $260.7 $255.6 $213.5 $293.5 $276.3 $313.4 $303.2 $194.2 $0 $50 $100 $150 $200 $250 $300 $350 Q2 2012 Q3 2012 Q42012 Q1 2013 Q2 2013 Consumer Allowance for Loan Losses Consumer Non-Performing Loans (in millions)

$58.2 $55.4 $60.5 $56.5 $24.0 $74.8 $54.1 $84.7 $89.4 $72.2 $576.2 $614.3 $589.8 $598.1 $451.1 $0 $100 $200 $300 $400 $500 $600 $700 $800 Q2 2012 Q3 2012 Q42012 Q1 2013 Q2 2013 Non-performing TDRs Performing nonaccrual Performing accrual $709.2 $723.8 $735.0 $744.0 $547.3 20 Troubled Debt Restructuring (TDR) Portfolio 2nd Quarter 2013 Earnings Presentation (in millions) Q1 2013 Q2 2013 $598.0 $451.1 Additions $33.3 $10.4 $(9.1) $(157.4) $(22.2) $(2.0) Transfer From Non- Perf. TDR Transfer To Non- Perf. TDR Transfer Out Pay- Downs Performing TDR Roll-forward Q1 2013 Q2 2013 $145.9 $96.2 Additions $16.4 $(48.2) $(13.5) $(3.1) Transfer To Perf. TDR Transfer From Perf. TDR Transfer Out Pay- Downs Non-performing TDR Roll-forward Sales Sales ($ in millions) ($ in millions) $(10.4) $9.1 95.6% currently paying as agreed

$20.2 $309.3 $376.7 $63.2 $304.4 $12.5 70% 138% 98% 76% 44% 35% 29% 58% 15% 8% 19% 12% 0% 20% 40% 60% 80% 100% 120% 140% 160% $0 $50 $100 $150 $200 $250 $300 $350 $400 2013 2014 2015 2016 2017 Thereafter Reset Year UPB Payment Shock to Average Current Monthly Payment Payment Shock to Average Original Monthly Payment 21 2nd Quarter 2013 Earnings Presentation Current Interest Only Loans – Payment Shock vs. Current and Original Monthly Payments (in millions)

22 2nd Quarter 2013 Earnings Presentation Credit Quality of Interest Only Portfolio 724 731 720 722 724 726 728 730 732 Q2 2013 Average FICO Origination Current 75% 90% 65% 70% 75% 80% 85% 90% 95% Q2 2013 Average LTV Origination Current

23 2nd Quarter 2013 Earnings Presentation Legacy 2nd Mortgage and HELOC Portfolio 730 724 720 722 724 726 728 730 732 Q2 2013 Average Original FICO 2nd Mortgages HELOCs (in millions) $179.9 $302.0 $0 $50 $100 $150 $200 $250 $300 $350 Q2 2013 Balances 2nd Mortgages HELOCs 7.22% 5.70% 0% 1% 2% 3% 4% 5% 6% 7% 8% Q2 2013 Average Note Rate 2nd Mortgages HELOCs Note: Legacy defined as loans originated in 2009 and prior.

$469.8 $425.6 $224.2 $187.0 $115.0 21.1% 9.0% 15.0% 9.9% 7.5% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% $0 $100 $200 $300 $400 $500 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Repurchase Pipeline Repurchase Pipeline % demands 180+ days old 1,572 1,100 826 1,037 662 208 216 199 202 138 0 200 400 600 800 1000 1200 1400 1600 1800 2000 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Repurchase Demands (units) Fannie Mae Freddie Mac 2,910 1,224 1,659 2572 3765 1,502 1,664 1,595 803 742 0 500 1000 1500 2000 2500 3000 3500 4000 4500 5000 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Audit File Pulls (units) Fannie Mae Freddie Mac 24 Representation and Warranty Reserve Details 2nd Quarter 2013 Earnings Presentation (in millions) 2Q12 3Q12 4Q12 1Q13 2Q13 Beginning balance $142.0 $161.0 $202.0 $193.0 $185.0 Additions $51.7 $130.9 $32.5 $23.2 $34.0 Net charge-offs ($32.7) ($89.9) ($41.5) ($31.2) ($34.0) Ending Balance $161.0 $202.0 $193.0 $185.0 $185.0 Totals may not foot due to rounding (in millions) 4,412 2,888 3,254 1,025 1,780 1,316 3,375 1,239 4,507 800

2nd Quarter 2013 Earnings Presentation Efficiency Ratio and NIE Trends (1) See Non-GAAP reconciliation. * Includes expenses related to legal reserves of $40.0 million and $188.5 million incurred during 3Q 2012 and 4Q 2012, respectively. 25 $65.5 $67.4 $72.1 $77.2 $71.0 $17.8 $20.0 $22.2 $17.5 $15.4 $18.7 $18.8 $19.2 $19.4 $22.2 $12.1 $12.6 $12.2 $11.2 $7.8 $11.1 $15.7 $18.6 $17.1 $15.4 $13.1 $57.2 $213.4 $28.8 $16.4 $10.4 $29.4 $19.1 $8.9 $10.4 $- $50 $100 $150 $200 $250 $300 $350 $400 Q2 2012 Q3 2012 * Q4 2012 * Q1 2013 Q2 2013 Non-Interest Expense Compensation and Benefits Commissions Occupancy and Equipment FDIC Premiums Loan Processing Expense Legal and Professional Expense Other 53.7% 67.3% 65.9% 81.7% 65.3% 41.1% 46.9% 56.0% 69.8% 53.5% 0% 20% 40% 60% 80% 100% Q2 2012 Q3 2012 * Q4 2012 * Q1 2013 Q2 2013 Efficiency Ratio Trends Efficiency Ratio Efficiency Ratio - Credit Adjusted (1)

2nd Quarter 2013 Earnings Presentation 26 Appendix

2nd Quarter 2013 Earnings Presentation 27 Summary Asset Quality (1) Consumer loans include: residential first mortgage, second mortgage, warehouse lending, HELOC, and other consumer loans. Commercial loans include: commercial real estate, commercial and industrial, and commercial lease financing loans (2) Includes $38.4 million of charge-offs related to the sale of non-performing loans sold in the second quarter of 2013. (3) Excludes loans carried under fair value option. Totals may not foot due to rounding (in millions) Q2 2013 Q1 2013 Q2 2012 Consumer (1) $60.9 $58.4 $62.1 Commercial (1) $0.2 $1.5 $1.7 Total 30 - 59 Days Past Due $60.1 $59.8 $63.8 Consumer (1) $13.4 $20.5 $24.8 Commercial (1) $22.7 $6.4 $2.3 Total 60 - 89 Days Past Due $36.2 $26.9 $27.1 Consumer (1) $194.2 $303.2 $293.5 Commercial (1) $63.8 $66.1 $138.1 Total Greater than 90 days Past Due $258.0 $369.3 $431.6 Non-performing Assets $344.3 $483.7 $538.8 To Total Assets (Bank only) 2.71% 3.70% 3.75% Provision for Loan Losses $31.6 $20.4 $58.4 Charge-offs, Net of Recoveries(2) $78.6 $35.4 $52.4 Allowance for Loan Losses $243.0 $290.0 $287.0 To Loans Held for Investment (3) 5.75% 6.11% 4.38% To Non-performing Loans 94.2% 78.5% 66.5% Real Estate Owned $86.4 $114.4 $107.2

2nd Quarter 2013 Earnings Presentation

First Mortgage Portfolio – by State

(in thousands)

State	HFS ARM	HFS Fixed	HFS Balloon	HFS Total	HFS % of Total	HFI ARM	HFI Fixed	HFI Balloon	HFI Total	HFI % of Total
CA	$ 39,154	$ 736,848	$ -	$ 776,002	34.7%	$ 423,441	$ 245,611	$ 16,648	$ 685,700	26.3%
FL	2,653	163,999	-	166,652	7.5%	229,951	131,064	11,498	372,513	14.3%
MI	2,508	103,222	-	105,730	4.7%	207,277	54,545	13,621	275,442	10.6%
WA	6,528	64,856	-	71,384	3.2%	76,668	45,097	5,864	127,629	4.9%
AZ	1,791	62,784	-	64,576	2.9%	70,681	36,896	3,058	110,635	4.2%
CO	1,876	62,275	-	64,151	2.9%	50,102	22,722	5,046	77,870	3.0%
MD	1,367	53,120	-	54,487	2.4%	42,007	32,730	4,215	78,951	3.0%
NY	1,201	68,155	-	69,356	3.1%	31,432	36,613	3,921	71,966	2.8%
VA	2,322	56,864	-	59,186	2.6%	42,305	20,884	4,681	67,870	2.6%
TX	4,445	166,773	-	171,218	7.7%	27,166	33,440	2,064	62,670	2.4%
NJ	1,681	37,741	-	39,422	1.8%	28,677	24,831	3,108	56,616	2.2%
NV	-	12,923	-	12,923	0.6%	35,922	13,212	2,334	51,469	2.0%
IL	2,837	45,136	-	47,973	2.1%	29,377	21,687	2,451	53,515	2.1%
GA	278	44,546	-	44,824	2.0%	29,039	24,719	2,030	55,788	2.1%
OH	-	18,057	-	18,057	0.8%	31,530	9,379	852	41,761	1.6%
OTHER	9,621	460,135	-	469,756	21.0%	226,978	168,600	19,723	415,300	15.9%
Total :	$ 78,264	$ 2,157,434	$ -	$ 2,235,698	100%	$ 1,582,553	$ 922,030	$ 101,113	$ 2,605,696	100%

Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes loans eligible for repurchase from Ginnie Mae pools.

Totals may not foot due to rounding

28

Flagstar Bancorp

2nd Quarter 2013 Earnings Presentation 29 First Mortgage Portfolio – by Vintage Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes loans eligible for repurchase from Ginnie Mae pools. Totals may not foot due to rounding (in thousands) Year HFS HFI ARM Fixed Balloon Total % of Total ARM Fixed Balloon Total % of Total Older $ - $ - $ - $ - 0.0% $ 188,830 $ 42,851 $ 8,907 $ 240,588 9.2% 2004 - 142 - 142 0.0% 474,536 29,487 9,693 513,716 19.7% 2005 100 334 - 434 0.0% 481,102 50,804 17,528 549,434 21.1% 2006 32 587 - 619 0.0% 105,970 117,052 14,817 237,840 9.1% 2007 - 2,729 - 2,729 0.1% 259,487 488,414 46,922 794,824 30.5% 2008 - 7,556 - 7,556 0.3% 13,854 104,585 3,245 121,684 4.7% 2009 - 6,579 - 6,579 0.3% 7,179 44,800 - 51,979 2.0% 2010 - 1,253 - 1,253 0.1% 8,137 14,483 - 22,620 0.9% 2011 - 115 - 115 0.0% 18,347 14,087 - 32,434 1.2% 2012 - 198 - 198 0.0% 17,918 14,133 - 32,051 1.2% 2013 78,132 2,137,942 - 2,216,074 99.1% 7,193 1,334 - 8,527 0.3% Total : $ 78,264 $ 2,157,434 $ - $ 2,235,698 100% $ 1,582,553 $ 922,030 $ 101,113 $ 2,605,696 100%

2nd Quarter 2013 Earnings Presentation 30 First Mortgage Portfolio – by Original FICO Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes loans eligible for repurchase from Ginnie Mae pools. Totals may not foot due to rounding (in thousands) FICO HFS HFI ARM Fixed Balloon Total % of Total ARM Fixed Balloon Total % of Total < 580 $ - $ 2,241 $ - $ 2,241 0.1% $ 18,433 $ 32,766 $ 1,376 $ 52,576 2.0% 580 - 619 - 6,256 - 6,256 0.3% 20,809 53,151 1,784 75,744 2.9% 620 - 659 517 109,226 - 109,743 4.9% 97,959 101,305 7,055 206,318 7.9% 660 - 699 7,123 306,784 - 313,907 14.0% 417,214 230,832 36,249 684,295 26.3% > 699 70,624 1,732,927 - 1,803,551 80.7% 1,028,138 503,975 54,649 1,586,762 60.9% Total : $ 78,264 $ 2,157,434 $ - $ 2,235,698 100% $ 1,582,553 $ 922,030 $ 101,113 $ 2,605,696 100%

2nd Quarter 2013 Earnings Presentation 31 First Mortgage Portfolio – by Original LTV Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes loans eligible for repurchase from Ginnie Mae pools. Totals may not foot due to rounding (in thousands) Original LTV HFS HFI ARM Fixed Balloon Total % of Total ARM Fixed Balloon Total % of Total <=70.00% $ 50,844 $ 668,681 $ - $ 719,525 32.2% $ 414,466 $ 228,451 $ 21,840 $ 664,757 25.5% >70.00% - 79.99% 18,013 637,044 - 655,057 29.3% 973,967 463,314 60,704 1,497,985 57.5% >80.00% - 89.99% 3,746 220,694 - 224,440 10.0% 103,623 83,484 11,699 198,806 7.6% >90.00% - 99.99% 5,422 501,558 - 506,980 22.7% 88,877 138,228 6,641 233,746 9.0% 100.00% -109.99% 207 86,526 - 86,733 3.9% 1,242 5,852 - 7,094 0.3% 110.00% -124.99% - 21,350 - 21,350 1.0% 379 2,108 110 2,597 0.1% >125.00% 32 21,581 - 21,613 1.0% - 592 119 711 0.0% Total: $ 78,264 $ 2,157,434 $ - $ 2,235,698 100% $ 1,582,554 $ 922,029 $ 101,113 $ 2,605,696 100%

2nd Quarter 2013 Earnings Presentation 32 First Mortgage Portfolio – by HPI Adjusted LTV Note: Reflects unpaid principal balance of underlying loans before accounting adjustments for discounts and other items. Also excludes loans eligible for repurchase from Ginnie Mae pools. The housing price index (HPI adjusted) LTV is updated from the original LTV based on Metropolitan Statistical Area-level Office of Federal Housing Enterprise Oversight (OFHEO) data. Totals may not foot due to rounding (in thousands) HPI Adjusted LTV HFS HFI ARM Fixed Balloon Total % of Total ARM Fixed Balloon Total % of Total <=70.00% $ 50,844 $ 668,681 $ - $ 719,525 32.2% $ 420,996 $ 123,932 $ 14,533 $ 559,461 21.5% 70.00% - 79.99% 18,013 637,044 - 655,057 29.3% 300,506 119,790 10,310 430,606 16.5% 80.00% - 89.99% 3,746 220,694 - 224,440 10.0% 263,416 145,899 17,519 426,834 16.4% 90.00% - 99.99% 5,422 501,558 - 506,980 22.7% 204,132 170,703 14,893 389,728 15.0% 100.00% -109.99% 207 86,526 - 86,733 3.9% 157,044 137,607 14,076 308,727 11.8% 110.00% -124.99% - 21,350 - 21,350 1.0% 150,565 118,996 19,232 288,793 11.1% >=125.00% 32 21,581 - 21,613 1.0% 85,893 105,103 10,551 201,547 7.7% Total : $ 78,264 $ 2,157,434 $ - $ 2,235,698 100% $ 1,582,552 $ 922,030 $ 101,114 $ 2,605,696 100%

Asset Quality by Loan Type - HFI

2nd Quarter 2013 Earnings Presentation

(in thousands)

Loan Type	Balance	Non-performing Loans	% of Balance	% of Overall NPLs	Q2 '13 Charge Offs, Net of Recoveries	Collectively Evaluated Reserves [1]	Individually Evaluated Reserves [2]	Total Reserves
Residential first mortgage	$2,627,979	$182,967	6.96%	70.94%	($56,412)	$67,264	$110,070	$177,334
Second mortgage	180,802	2,928	1.62%	1.14%	(1,946)	10,870	7,969	18,839
Warehouse	676,454	54	0.01%	0.02%	-	721	-	721
HELOC	321,576	8,036	2.50%	3.12%	(355)	11,735	3,133	14,868
Consumer	42,293	166	0.39%	0.06%	(667)	1,780	-	1,780
Commercial RE	476,500	58,243	12.22%	22.58%	(19,191)	27,253	69	27,322
Commercial NRE	165,549	5,542	3.35%	2.15%	8	2,052	84	2,136
Total:	$4,491,153	$257,936	5.74%	100.00%	($78,563)	$121,675	$121,325	$243,000

(1) Represents loans collectively evaluated for impairment in accordance with ASC 450-20, Loss Contingencies, and pursuant to amendments by ASU 2010-20 regarding allowance for unimpaired loans

(2) Represents loans individually evaluated for impairment in accordance with ASC 310-10, Receivables, and pursuant to amendments by ASU 2010-20 regarding allowance for impaired loans.

Note: Non-performing loans include 90+ days delinquent and matured, and performing non-accruals.

Totals may not foot due to rounding

33

Flagstar Bancorp

2nd Quarter 2013 Earnings Presentation 34 Non-performing Loans HFI – by State Note: Non-performing loans include 90+ days delinquent and matured, and performing non-accruals. Excludes participations and first mortgage repurchases. Totals may not foot due to rounding (in thousands) State Mortgage Percent of Mortgage Second Mortgage HELOC Warehouse Commercial Real Estate Commercial Consumer Total Percent of Total MI $13,279 7.3% $413 $1,754 $0 $29,400 $145 $162 $45,153 17.5% FL 41,566 22.7% 410 809 - 250 191 - 43,226 16.8% CA 27,227 14.9% 500 1,106 - 3,697 - - 32,531 12.6% IN 2,163 1.2% 277 53 - 13,313 - 2 15,808 6.1% NY 12,221 6.7% 170 339 - - - - 12,730 4.9% NJ 11,234 6.1% - 211 - - - - 11,445 4.4% VA 5,141 2.8% 88 63 - 5,324 - - 10,617 4.1% MO 1,574 0.9% - 54 - - 5,206 - 6,835 2.6% MD 6,408 3.5% 11 327 - - - - 6,745 2.6% AZ 4,931 2.7% 202 719 - 874 - - 6,726 2.6% WA 5,570 3.0% 197 718 - - - - 6,485 2.5% GA 3,539 1.9% 73 211 - 2,334 - 2 6,158 2.4% IL 4,067 2.2% 175 2 - 570 - - 4,814 1.9% TX 4,606 2.5% - - - - - - 4,606 1.8% NC 4,202 2.3% - 254 - - - - 4,456 1.7% Other 35,242 19.3% 411 1,414 54 2,481 - - 39,602 15.4% Total $182,967 100.0% $2,928 $8,036 $54 $58,243 $5,542 $166 $257,936 100.0%

2nd Quarter 2013 Earnings Presentation 35 Non-performing Loans HFI – by Vintage Totals may not foot due to rounding Note: Non-performing loans include 90+ days delinquent and matured, and performing non-accruals. Excludes participations and first mortgage repurchases. (in thousands) Vintage Mortgage Percent of Mortgage Second Mortgage HELOC Warehouse Commercial Real Estate Commercial Consumer Total Percent of Total Older $11,015 5.8% $133 $1,340 $0 $11,873 $0 $14 $24,374 9.4% 2004 17,848 9.2% 27 717 - 312 - 3 18,907 7.3% 2005 22,050 11.5% 854 2,565 - 2,736 - 19 28,223 10.9% 2006 18,789 10.1% 149 2,407 - 23,749 57 5 45,155 17.5% 2007 66,212 40.0% 1,751 1,007 - 4,844 - 5 73,818 28.6% 2008 32,654 16.2% - - - 6,683 50 2 39,390 15.3% 2009 8,305 4.2% 15 - - 45 - - 8,364 3.2% 2010 2,429 1.4% - - - 163 191 33 2,815 1.1% 2011 3,128 1.4% - - - 1,727 4,274 6 9,135 3.5% 2012 536 0.2% - - 54 - 664 75 1,328 0.5% 2013 0 0.0% - - - 6,112 306 5 6,424 2.5% Total $182,967 100.0% $2,928 $8,036 $54 $58,243 $5,542 $166 $257,936 100%

Deposit Mix

2nd Quarter 2013 Earnings Presentation

(millions)	June 30, 2013		March 31, 2013		June 30, 2012	
	Balance	Rate	Balance	Rate	Balance	Rate
Retail Deposits:						
Demand deposits	$ 743	0.11%	$728	0.13%	$631	0.14%
Savings deposits	2,688	0.67%	2,513	0.78%	1,846	0.69%
Money market deposits	329	0.23%	370	0.29%	474	0.47%
Certificates of deposit	2,154	0.90%	2,613	0.89%	3,126	1.25%
Total retail deposits	5,914	0.66%	6,224	0.72%	6,076	0.90%
Core retail deposits / retail deposits	**63.58%**		**58.02%**		**48.55%**	
Government Banking Deposits:						
Demand deposits	118	0.35%	103	0.37%	126	0.38%
Savings deposits	164	0.30%	213	0.29%	244	0.56%
Certificates of deposit	373	0.48%	459	0.53%	351	0.62%
Total government banking deposits	655	0.41%	775	0.44%	721	0.56%
Company controlled deposits	827	0.00%	774	0.00%	1,786	0.00%
Wholesale deposits	74	4.81%	74	4.81%	339	3.52%
Total deposits	$ 7,470	0.61%	$7,847	0.62%	$8,923	0.79%
Number of banking branches	111		111		111	

(1) Approximately $514.3 million of retail CDs represent government deposit relationships that have been exchanged for retail CDs as part of our participation in the CDARs program at June 30, 2013.

Note: Represents the ending balance and rate for period noted. Retail core deposits include demand, savings and money market accounts.

Totals may not foot due to rounding

36

Flagstar Bancorp

2nd Quarter 2013 Earnings Presentation 37 Non – GAAP Reconciliation Totals may not foot due to rounding $ in millions Q2 2013 Q1 2013 Q4 2012 Q3 2012 Q2 2012 Pre-tax, pre-credit-cost revenue Income (loss) before tax provision $61.1 $23.6 ($88.6) $60.7 $87.9 Add back Provision for loan losses 31.6 20.4 50.4 52.6 58.4 Asset resolution 15.9 16.4 21.2 12.5 20.9 Other than temporary impairment on AFS investments 8.8 - - - 1.0 Representation and warranty reserve - change in estimate 28.9 17.4 25.2 124.5 46.0 Write down of residual interest - 0.2 0.8 0.1 1.2 Total credit-related costs $85.2 $54.4 $97.6 $189.7 127.6 Pre-tax, pre-credit-net revenue $146.3 $78.0 $9.0 $250.4 215.5 Efficiency ratio (credit-adjusted) Net interest income (a) 47.1 55.7 73.9 73.1 75.5 Non-interest income (b) 220.0 184.9 285.8 273.7 240.3 Add: Representation and warranty reserve - change in estimate (d) 28.9 17.4 25.2 124.5 46.0 Adjusted income $296.0 $258.0 $384.9 471.3 361.8 Non-interest expense (c) 174.4 196.6 397.9 233.5 169.5 Less: Asset resolution expense (e) (15.9) (16.4) (21.2) (12.5) (20.9) Adjusted non-interest expense 158.5 180.1 376.7 221.0 148.6 Efficiency ratio (c/(a+b)) 65.3% 81.7% 110.6% 67.3% 53.7% Efficiency ratio (credit-adjusted) ((c- e)/((a+b)+d))) 53.5% 69.8% 97.9% 46.9% 41.2%

$ in millions June 30, 2013 March 31, 2013 June 30, 2012 Non-performing assets $344.3 $483.7 $538.8 Tier 1 Capital 1,390.6 1,318.8 1,296.0 Allowance for Loan Losses 243.0 290.0 287.0 Tier 1 Capital + Allowance for Loan Losses $1,633.6 $1,608.8 1,583.0 Non-performing assets/ Tier 1 Capital + Allowance for Loan Losses 21.1% 30.1% 34.0% Non – GAAP Reconciliation (cont’d) 2nd Quarter 2013 Earnings Presentation 38

FBC LISTED NYSE 2nd Quarter 2013 Earnings Presentation